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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 22, 2002



                         TEXAS REGIONAL BANCSHARES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
            TEXAS                              000-14517                      74-2294235
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                           IDENTIFICATION NUMBER)

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                                  P.O. BOX 5910

                       3900 NORTH 10TH STREET, 11TH FLOOR

                             MCALLEN, TX 78502-5910

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (956) 631-5400

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISTION OR DISPOSITION OF ASSETS.

      On February 22, 2002, Riverway Holdings, Inc. ("Riverway"), a Texas corporation, was merged with and into Texas Regional Delaware, Inc. ("TRD"), a Delaware corporation and a wholly owned subsidiary of Texas Regional Bancshares, Inc. ("Texas Regional"), a Texas corporation. Immediately following the merger, TRD merged Riverway Bank, the former wholly owned subsidiary of Riverway, with and into Texas State Bank, TRD's subsidiary bank. As a result, the existing banking office of Riverway Bank became a banking office of Texas State Bank.

      Pursuant to the Agreement and Plan of Reorganization dated as of September 17, 2001, as amended by the First Amendment to Agreement and Plan of Reorganization and the Second Amendment to Agreement and Plan of Reorganization, by and between Texas Regional, TRD and Riverway ("Agreement") Riverway shareholders are entitled to receive an aggregate of approximately 1,276,157 shares of Texas Regional common stock in exchange for their shares of Riverway common stock. Out of this total, approximately 1,176,157 shares (0.417425 shares of Texas Regional common stock for each share of Riverway common stock held) are available for distribution directly to shareholders immediately, and 100,000 shares are being held pursuant to a holdback escrow agreement. The escrow shares, which may be held for up to three years, will be released to the former Riverway shareholders unless claims specified in the holdback escrow agreement are made.

      The transaction will be accounted for under the purchase method of accounting.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

      Pursuant to Rule 3-01 (c) of Regulation S-X, the following financial statements of Riverway Holdings, Inc. are incorporated herein by reference to pages F-1 through F-30 of the Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-76484):

      -     Independent Auditors' Report

      -     Audited Financial Statements:

      -     Consolidated Balance Sheets as of December 31, 2000 and 1999

      - Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998

      - Consolidated Statements of Stockholders' Equity for the years ended December 31, 2000, 1999 and 1998

      - Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998

      -     Notes to Consolidated Financial Statements

      -     Unaudited Financial Statements:

      -     Consolidated Balance Sheet as of September 30, 2001


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      -     Consolidated Statements of Income for the nine months ended
               September 30, 2001 and 2000

      - Consolidated Statements of Stockholders' Equity for the nine months ended September 30, 2001

      - Consolidated Statements of Cash Flows for the nine months ended September 30, 2001 and 2000

      -     Notes to Unaudited Consolidated Financial Statements



(b) Pro Forma Financial Information.

      The following unaudited pro forma condensed financial information and explanatory notes of Texas Regional Bancshares, Inc. are incorporated herein by reference to pages 12 through 18 of the Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-76484):

      -     Unaudited Pro Forma Combined Balance Sheet as of September 30, 2001

      - Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2001

      - Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2000



(c) Exhibits.

      2.1 Agreement and Plan of Reorganization by and between Texas Regional Bancshares, Inc. and Riverway Holdings, Inc. (incorporated by reference to
Exhibit 2.1 to Texas Regional Bancshares, Inc.'s Current Report on Form 8-K filed on September 18, 2001.

      2.2 First Amendment to Agreement and Plan of Reorganization by and between Texas Regional Bancshares, Inc., Texas Regional Delaware, Inc. and Riverway Holdings, Inc. (incorporated by reference to Exhibit 2.2 to Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-76484).

      2.3 Second Amendment to Agreement and Plan of Reorganization by and between Texas Regional Bancshares, Inc., Texas Regional Delaware, Inc. and Riverway Holdings, Inc. (incorporated by reference to Exhibit 2.2 to Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-76484).

      2.4 Consent of Deloitte & Touche LLP


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TEXAS REGIONAL BANCSHARES, INC.





   Date: February 25, 2002         By: /s/ G. E. RONEY
                                       ----------------------------
                                       Glen E. Roney, Chairman of the Board,
                                        President and Chief Executive Officer